UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 Or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         February 10, 2005
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                     ENERGY CONVERSION DEVICES, INC.
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(Exact Name of Registrant as Specified in Charter)


    Delaware                         1-8403                    38-1749884
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(State or Other Jurisdiction      (Commission               (IRS Employer
 of Incorporation)                 File Number)              Identification No.)


 2956 Waterview Drive, Rochester Hills, MI                       48309
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code           (248)293-0440
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         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01.  Entry into a Material Definitive Agreement

      On February 10, 2005, Energy Conversion Devices, Inc. (the "Company") entered into Purchase Agreements with institutional investors, substantially in the form of Exhibit 10.1 to this report, for the issuance and sale of an aggregate of 5,090,000 shares (the "Shares") at a purchase price of $17.25 per share in a private placement. Pursuant to the agreements, the Company has agreed to file a registration statement with the Securities and Exchange Commission in order to register the resale of the shares sold in the private placement. The transaction is subject to standard closing conditions.

      A copy of the form of Purchase Agreement is filed as Exhibit 10.1 to this report. The related press release dated February 10, 2005 is filed as Exhibit
99.1 to this report and is incorporated by reference herein. The description of the proposed investment in this report is qualified in its entirety by reference to the form of Purchase Agreement and the other exhibits thereto.

Item 9.01. Financial Statements and Exhibits

(c)   Exhibits

      Exhibit 10.1 Form of Purchase Agreement dated February 10, 2005 between Energy Conversion Devices, Inc. and various investors.

      Exhibit 99.1 Energy Conversion Devices, Inc. Press Release dated February 10, 2005.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Energy Conversion Devices, Inc.


                                 By:  /s/ Stephan W. Zumsteg
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                                      Stephan W. Zumsteg
Date:  February 10, 2005              Vice President and Chief Financial Officer